                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 27, 2001


                                      AGILENT TECHNOLOGIES, INC.
                        ------------------------------------------------------
                        (Exact name of registrant as specified in its charter)

          Delaware                            001-15405                              77-0518772
-------------------------------        ------------------------          ---------------------------------
(State or other jurisdiction of        (Commission File Number)          (IRS Employer Identification No.)
 incorporation or organization)

                           395 Page Mill Road, Palo Alto, California 94306
                        ---------------------------------------------------
                        (Address of principal executive offices) (Zip Code)

                 Registrant's telephone number, including area code (650) 752-5000

----------------------------------------------------------------------------------------------------------
          (Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events.

In connection with the issuance of the 3% Senior Convertible Debentures due 2021 (the "Debentures"), Agilent Technologies, Inc., a Delaware corporation (the "Company") issued the press release attached as Exhibit 99.1. Also, in connection with the Debentures the Company entered into the (1) Indenture dated as of November 27, 2001 between the Company, as Issuer, and Citibank, N. A., as Trustee and (2) Registration Rights Agreement dated as of November 27, 2001 by and between the Company, as Issuer, and Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives of the Initial Purchasers (collectively, the "Agreements"). The Agreements are attached as Exhibit 99.2 and Exhibit 99.3, respectively.

Item 7. Financial Statements and Exhibits

(a) Exhibits

-------------------------------------- --------------------------------------------------------
Exhibit No.                            Description
-------------------------------------- --------------------------------------------------------
99.1                                   November 27, 2001 Press Release relating to Debentures.
-------------------------------------- --------------------------------------------------------
99.2                                   Indenture dated as of November 27, 2001 between the
                                       Company, as Issuer, and Citibank, N. A., as Trustee.
-------------------------------------- --------------------------------------------------------
99.3                                   Registration Rights Agreement dated as of November 27,
                                       2001 by and between the Company, as Issuer, and Credit
                                       Suisse First Boston Corporation, J.P. Morgan Securities
                                       Inc. and Salomon Smith Barney Inc., as representatives
                                       of the Initial Purchasers.
-------------------------------------- --------------------------------------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AGILENT TECHNOLOGIES, INC.



                               By:  /s/ Marie Oh Huber
                                   --------------------------------
                                   Name:  Marie Oh Huber
                                   Title: Vice President, Assistant Secretary
                                          and Assistant General Counsel

Date:  November 27, 2001

                                  EXHIBIT INDEX

-------------------------------------- --------------------------------------------------------
Exhibit No.                            Description
-------------------------------------- --------------------------------------------------------
99.1                                   November 27, 2001 Press Release relating to Debentures.
-------------------------------------- --------------------------------------------------------
99.2                                   Indenture dated as of November 27, 2001 between the
                                       Company, as Issuer, and Citibank, N. A., as Trustee.
-------------------------------------- --------------------------------------------------------
99.3                                   Registration Rights Agreement dated as of November 27,
                                       2001 by and between the Company, as Issuer, and Credit
                                       Suisse First Boston Corporation, J.P. Morgan Securities
                                       Inc. and Salomon Smith Barney Inc., as representatives
                                       of the Initial Purchasers.
-------------------------------------- --------------------------------------------------------